UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2024

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2024, the board of directors of Agrify Corporation (the “Company”) approved the Second Amended and Restated Bylaws of the Company (the “Second Amended and Restated Bylaws”). The Second Amended and Restated Bylaws amend and restate the Company’s Amended and Restated Bylaws (the “Previous Bylaws”) in their entirety to lower the number of holders of the shares entitled to vote at a meeting of stockholders that constitute a quorum, in person or by proxy, from a majority to one-third. Specifically, the first sentence of Article II, Section 6 of the Second Amended and Restated Bylaws states that “The holders of one-third (1/3) of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation.” Article II, Section 6 of the Previous Bylaws stated, in its first sentence, that “The holders of a majority of the stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the articles of incorporation.”

The foregoing description of the Second Amended and Restated Bylaws is qualified by reference to the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Agrify Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

Date: August 9, 2024	By:	/s/ Raymond Nobu Chang
Raymond Nobu Chang
Chief Executive Officer

2